EXHIBIT  21.1

                          SISKON GOLD CORPORATION

                           LIST OF SUBSIDIARIES



SUBSIDIARY                  PLACE OF INCORPORATION      PERCENT OWNED

Siskomex, S.A. de C.V.               Mexico                   99%